UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2015

CENTERPOINT ENERGY RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-13265	74-0511406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

CenterPoint Energy, Inc. (“CenterPoint Energy”) is holding a conference call on November 5, 2015 and will discuss CenterPoint Energy Resources Corp.’s (“CERC”) non-cash impairment charges. Information about CenterPoint Energy’s and CERC’s impairment can be found in the press release (the “Press Release”) furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

The information in the Press Release is being furnished, not filed, pursuant to Item 7.01. Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by CenterPoint Energy or CERC under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

(d)	Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Press Release issued November 5, 2015 regarding CenterPoint Energy’s and CERC’s non-cash impairment charges related to Midstream Investments

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: November 5, 2015	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Press Release issued November 5, 2015 regarding CenterPoint Energy’s and CERC’s non-cash impairment charges related to Midstream Investments